Subsequent Event	12 Months Ended
Dec. 31, 2017
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Subsequent Event
28.	SUBSEQUENT EVENT

CTW dividend payments

On March 12, 2018, the Board of Directors of Charoong Thai approved the dividend payments to its shareholders in $4.4 million (Baht 139.3 million, at the rate of Baht 0.35 per share). The dividend payment was approved by the Annual General Meeting of Shareholders on April 24, 2018 and will be paid on May 15, 2018. The amount of $ 2.2 million will be paid to non-controlling interest.

Other than the above events, the Company is not aware of any matter or circumstance not otherwise dealt with in the report that has significantly affected or may significantly affect the operations of the Company, the results of those operations, or the state of affairs of the Company.